SEC File No. 333-84598
                                                 Filed Pursuant to Rule 497(h)


                             PROSPECTUS SUPPLEMENT
                     (to Prospectus dated April 12, 2004)

                 PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.

                       2,700,000 SHARES OF COMMON STOCK

                               -----------------


         Prospect Street(R) High Income Portfolio Inc. (the "Fund") sold the following shares of common stock, par value $0.03 per share ("Common Stock"), of the Fund through B. Riley & Co., Inc. (the "Distributor"), pursuant to a distribution agreement with the Fund in connection with this offering.


                                   Sales        Gross           Sales         Offering         Net             Closing
Date                Amount         Price        Proceeds        Load(1)       Expenses(2)      Proceeds        Price(3)
------------------------------------------------------------------------------------------------------------------------
4/29/2005           11,000         $3.55        $  39,050       $   990       $   880          $  38,940        $3.55
------------------------------------------------------------------------------------------------------------------------
5/02/2005           22,500         $3.57(4)     $  80,280       $ 2,025       $ 1,800          $  80,055        $3.56
------------------------------------------------------------------------------------------------------------------------

     (1) Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold. The amount presented here presumes that all shares of the Common Stock will be sold.

     (2)  Based on estimated offering expenses of $0.08 per share.

     (3)  The last reported sales price of the Common Stock on the New York
          Stock Exchange.

     (4)  The Sales Price was rounded for purposes of the chart. The actual
          Sales Price was $3.5680.



         Note: Securities and Exchange Commission filing fees were not used in arriving at any of the above figures.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ----------------------


            The date of this Prospectus Supplement is May 4, 2005.